UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39536	84-3199512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance-Based Equity Incentive Awards

On May 31, 2023, the Board of Directors (the “Board”) of Taysha Gene Therapies, Inc. (the “Company”) approved, as recommended by the Compensation Committee (the “Committee”) of the Board, a one-time grant of performance-based equity incentive awards (the “Performance-Based Equity Incentive Awards”), in the form of options to purchase shares of the Company’s common stock under the Company’s 2020 Stock Incentive Plan (the “Plan”), to each of the Company’s named executive officers as follows:

Name and Title	Option to Purchase Shares (#)
Sean Nolan Chief Executive Officer	666,500
Sukumar Nagendran President & Head of R&D	477,150
Kamran Alam Chief Financial Officer	267,975

The Board, at the recommendation of the Committee, determined to award the Performance-Based Equity Incentive Awards to strengthen the Company’s pay for performance philosophy. Because these awards are only earned upon achievement of key performance goals that drive the Company’s business and stockholder value, the Board and the Committee believe that these awards increase the alignment between the interests of the Company’s executive officers and stockholders.

The Performance-Based Equity Incentive Awards are subject to the achievement of pre-established clinical, regulatory and corporate milestones by December 31, 2023. Upon the achievement of all of such milestones, each Performance-Based Equity Incentive Award shall vest as follows: with respect to one-third of the shares, on December 31, 2024, with respect to the next one-third of the shares, on December 31, 2025, and the remainder shall vest on December 31, 2026, subject to such employee’s Continuous Service (as defined in the Plan) on each vesting date.

Non-Employee Director Compensation Policy

On May 31, 2023, the Board approved, as recommended by the Committee, an amended and restated Non-Employee Director Compensation Policy (the “A&R Director Compensation Policy”). The A&R Director Compensation Policy reflects the following changes: (i) revises the amount of the initial equity grant to be an option to purchase 43,800 shares of the Company’s common stock, par value $0.00001, (the “Common Stock”); and (ii) revises the annual equity grant to be an option to purchase 36,200 shares of Common Stock.

The foregoing description of the A&R Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the A&R Director Compensation Policy, a copy of which will be filed with the Securities and Exchange Commission in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

	By:	/s/ Kamran Alam
Date: June 6, 2023		Kamran Alam
Chief Financial Officer